Supplement to the Fidelity® Ginnie
Mae Fund,
Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund
September 25, 2000
Prospectus

On April 18, 2001, shareholders of Fidelity Intermediate Government Income Fund approved a proposal to change the fund's current all-inclusive management fee structure to a group fee structure that is standard for other comparable Fidelity taxable bond funds effective May 1, 2001.

The following information replaces similar information found in the "Fee Table" section on page 7.

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,000)	$12.00

The following information replaces the similar information found in the "Fee Table" section on page 7.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Ginnie Mae do not reflect the effect of any expense reimbursements during the period. The annual fund operating expenses provided below for Government Income do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for Intermediate Government Income are based on historical expenses, adjusted to reflect current fees.

GVT-01-03 May 1, 2001
1.477036.108

Annual fund operating expenses (paid from fund assets)

Ginnie Mae	Management fee	0.43%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.20%
	Total annual fund operating expensesA	0.63%
Government Income	Management fee	0.43%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.23%
	Total annual fund operating expenses	0.66%
Intermediate Government Income	Management fee	0.43%
Intermediate Government Income	Distribution and Service (12b-1) fee	None
	Other expenses	0.18%
	Total annual fund operating expensesB	0.61%

A Effective May 28, 1999, FMR has agreed to reimburse Ginnie Mae to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.63%. This arrangement will remain in effect through June 30, 2001.

B Effective May 1, 2001 through June 30, 2001, FMR has agreed to reimburse Intermediate Government Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.63%.

The following information replaces the similar information found in the "Fee Table" section on page 8.

Intermediate Government Income	1 year	$ 62
	3 years	$ 195
	5 years	$ 340
	10 years	$ 762

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 12.

Ginnie Mae Fund seeks a high level of current income consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Government Income Fund seeks a high level of current income, consistent with preservation of principal.

The following information replaces the similar information found in the "Account Features and Policies" section beginning on page 23.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

The following information replaces the fourteenth through twentieth paragraphs found in the "Fund Management" section on page 27.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For July 2000, the group fee rate was 0.1250% for Ginnie Mae and the group fee rate was 0.1250% for Government Income. For July 2000, the group fee rate would have been 0.1250% for Intermediate Government Income. The individual fund fee rate is 0.30% for Ginnie Mae, Government Income, and Intermediate Government Income.

The total management fee for the fiscal year ended July 31, 2000, was 0.43%, after reimbursement, of the fund's average net assets for Ginnie Mae and 0.43% of the fund's average net assets for Government Income.

For the period prior to May 1, 2001, Intermediate Government Income paid FMR a management fee of 0.65% of the fund's average net assets, and FMR paid all of the other expenses of the fund with limited exceptions. The total management fee for the fiscal year ended July 31, 2000 was 0.63%, after reimbursement, of the fund's average net assets for Intermediate Government Income.

SUPPLEMENT TO THE

FIDELITY® GOVERNMENT BOND FUNDS
FIDELITY GINNIE MAE FUND
FIDELITY GOVERNMENT INCOME FUND
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

Funds of Fidelity Income Fund

September 25, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information found under the heading "Investment Limitations of Fidelity Ginnie Mae Fund" in the "Investment Policies and Limitations" section beginning on page 2.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The following information replaces the similar information found under the heading "Investment Limitations of Fidelity Government Income Fund" in the "Investment Policies and Limitations" section beginning on page 3.

The fund may not:

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The following information replaces the similar information found under the heading "Investment Limitations of Fidelity Intermediate Government Income Fund" in the "Investment Policies and Limitations" section beginning on page 4.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments of other investment companies.

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

GVTB-01-03 May 1, 2001
1.708978.110

The following investment limitations are not fundamental and may be changed without shareholder approval.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

During the period from April 1, 1999 through April 17, 2001, Ms. Johnson served as a member of the Advisory Board. Effective April 18, 2001, Ms. Johnson has been elected to the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 17.

*ABIGAIL P. JOHNSON (39), Trustee of Fidelity Income Fund (2001), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR Co., Inc. (2001) and FMR (1997), and a Director of FMR Corp. Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 18.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 18.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 19.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section on page 19.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

During the period from November 1, 2000 through April 17, 2001, Mr. Stavropoulos served as a Member of the Advisory Board. Effective April 18, 2001, Mr. Stavropoulos has been elected to the Board of Trustees. The following information supplements similar information found in the "Trustees and Officers" section on page 19.

WILLIAM S. STAVROPOULOS (61), Trustee of Fidelity Income Fund (2001). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section on page 19.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

Effective April 1, 2001, Paul F. Maloney was appointed Assistant Treasurer. The following information supplements the similar information found in the "Trustees and Officers" section on page 20.

PAUL F. MALONEY (51) is Assistant Treasurer of Ginnie Mae, Government Income, and Intermediate Government Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information supplements the information found in the "Management Contracts" section beginning on page 21.

Prior to May 1, 2001, Intermediate Government Income paid FMR a monthly management fee at an annual rate of 0.65% of the fund's average net assets throughout the month. FMR paid all of the other expenses of the fund with limited exceptions. The management fee paid to FMR for periods prior to May 1, 2001 was reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

The following information replaces the fourth, fifth and sixth paragraphs found in the "Management Contracts" section on page 22.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The following information replaces the first four paragraphs found under the heading "Management Fees" in the "Management Contracts" section on page 22.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following information replaces similar information found in the "Management Contracts" section on page 23.

The individual fund fee rate for Ginnie Mae, Government Income, and Intermediate Government Income is 0.30%. Based on the average group net assets of the funds advised by FMR for July 2000, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Ginnie Mae	0.1250%	+	0.30%	=	0.4250%
Government Income	0.1250%	+	0.30%	=	0.4250%
Intermediate Government Income	0.1250%	+	0.30%	=	0.4250%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 27.

FSC also collects small account fees from certain accounts with balances less than $2,000.

The following information has been removed from the "Transfer and Service Agent Agreements" section on page 27.

For Intermediate Government Income, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.